Rule 497 (e)
                                                      Registration No. 333-43587

                        PAX WORLD MONEY MARKET FUND, INC.

                            Individual Investor Class
                               Institutional Class
                                MMA Praxis Class

                         SUPPLEMENT DATED JULY 29, 2008

                      TO THE PROSPECTUS DATED MAY 30, 2008

     The Board of Directors of Pax World Money Market Fund, Inc. (the "Fund") has determined that it is advisable to dissolve, liquidate and terminate the legal existence of the Fund.

     Effective on or about August 29, 2008, the Fund WILL CEASE SALES OF FUND SHARES TO NEW INVESTORS. The Fund will permit current investors to continue to purchase new shares.

     The determination of the Board of Directors that it is advisable to dissolve, liquidate and terminate the legal existence of the Fund is subject to approval by the Fund's shareholders. The Board has directed that the Fund's sub-adviser manage the Fund conservatively in anticipation of liquidation and with the goal of returning $1.00 per share to each investor in the Fund. Accordingly, the Fund's yield and performance may be reduced prior to liquidation. There can be no assurance that the Fund's value on liquidation will be $1.00 per share.



PAX 07/08 SUP